Supplement dated October 22, 2021

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated September 7, 2021,

as amended and restated on September 21, 2021

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Effective October 22, 2021, the name of the LifeGoal Homeowner Investment ETF has been changed to the LifeGoal Home Down Payment Investment ETF.

All references to LifeGoal Homeowner Investment ETF or Homeowner Investment Fund in the prospectus and SAI are hereby replaced with LifeGoal Home Down Payment Investment ETF and Home Down Payment Fund, respectively.

Accordingly, the following changes have also been made:

On page 2 of the Summary Section of the Prospectus, the first paragraph of the sub-section entitled “Principal Investment Strategies” is replaced with the following:

Principal Investment Strategies. The Home Down Payment Investment Fund is designed to assist investors in saving for a home down payment. Because the time horizon for such an expense can vary, the Home Down Payment Investment Fund pursues an asset allocation strategy that is designed to balance growth and downside market protection through different market environments. While the Home Down Payment Fund may be appropriate for a diverse group of investors with different goals as it is diversified and conservatively managed, there is a component of the Fund that attempts to pace inflation in the housing area by allocating some of the Fund’s assets to companies in home and housing related industries which may make it attractive to those seeking to invest or save for a home down payment.

On page 54 of the Prospectus in the section entitled “Principal Investment Strategies,” the first paragraph is replaced with the following:

LifeGoal Home Down Payment Investment ETF

The Home Down Payment Investment Fund is designed to assist investors in saving for a home down payment. Because the time horizon for such an expense can vary, the Home Down Payment Investment Fund pursues an asset allocation strategy that is designed to balance growth and downside market protection through different market environments. While the Home Down Payment Fund may be appropriate for a diverse group of investors with different goals as it is diversified and conservatively managed, there is a component of the Fund that attempts to pace inflation in the housing area by allocating some of the Fund’s assets to companies in home and housing related industries which may make it attractive to those seeking to invest or save for a home down payment.

The Home Down Payment Investment Fund’s investment strategies and risks otherwise remain unchanged.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 7, 2021, as amended and restated on September 21, 2021, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-888-920-7275.